Saba Capital Income & Opportunities Fund N -2/A

Exhibit (t)

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Michael D’Angelo and David Han and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’ behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Saba Capital Income & Opportunities Fund II.

Signature	Title	Date

	Trustee	July 14, 2025
Anatoly Nakum

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Michael D’Angelo and David Han and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Saba Capital Income & Opportunities Fund II.

Signature	Title	Date

	Trustee	July 14, 2025
Andrew Kellerman

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Michael D’Angelo and David Han and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Saba Capital Income & Opportunities Fund II.

Signature	Title	Date

	Trustee	July 14, 2025
Frederic Gabriel

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Michael D’Angelo and David Han and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Saba Capital Income & Opportunities Fund II.

Signature	Title	Date

	Trustee	July 14, 2025
Garry Khasidy

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Michael D’Angelo and David Han and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Saba Capital Income & Opportunities Fund II.

Signature	Title	Date

	Trustee	July 14, 2025
Karen Caldwell

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Michael D’Angelo and David Han and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Saba Capital Income & Opportunities Fund II.

Signature	Title	Date

	Trustee	July 14, 2025
Ketu Desai

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Michael D’Angelo and David Han and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Saba Capital Income & Opportunities Fund II.

Signature	Title	Date

	Trustee	July 14, 2025
Mark Hammitt